EXHIBIT 10.7(b)

AMENDMENT  NO. 2 TO CREDIT  AGREEMENT

dated as  of March 23, 2016 among

NABORS INDUSTRIES, INC.,

as US Borrower,

NABORS  DRILLING  CANADA  LIMITED,

as Canadian Borrower, NABORS INDUSTRIES LTD.,

as Guarantor, HSBC BANK CANADA,

as Canadian Lender,

THE OTHER LENDERS  PARTY HERETO, MIZUHO BANK,  LTD., HSBC BANK USA,  N.A., and

WELLS FARGO BANK, N.A.

as Documentation Agents, HSBC BANK USA,  N.A.,

as Syndication Agent, and

CITIBANK N.A.,

as Administrative Agent for the  US  Lenders

Arranged By:

CITIGROUP GLOBAL MARKETS INC., MIZUHO BANK,  LTD., HSBC BANK USA,  N.A., and WELLS FARGO SECURITIES, LLC

as Joint Lead Arrangers and Book Runners

AMENDMENT NO. 2 TO CREDIT AGREEMENT

This AMENDMENT NO. 2 TO CREDIT AGREEMENT (this “Amendment No. 2”) is dated as of March 23, 2016 (the “Amendment No. 2 Effective Date”), among NABORS INDUSTRIES, INC., a Delaware corporation (“US Borrower”), NABORS DRILLING CANADA LIMITED, an Alberta corporation, as successor in interest to NABORS CANADA, an ordinary partnership formed under the laws of the Province of Alberta (“Canadian Borrower”), NABORS INDUSTRIES LTD., a Bermuda exempted company (“Holdings”), HSBC BANK CANADA, as the Canadian Lender (“Canadian Lender”), the other Lenders party hereto, and CITIBANK, N.A., as Administrative Agent solely for the US Lenders (in such capacity, “Administrative Agent”).

WITNESSETH:

WHEREAS, US Borrower, Canadian Borrower, Holdings, Canadian Lender, the US Lenders and the Administrative Agent are parties to that certain Credit Agreement dated as of November 29, 2012 (as amended or modified prior to the date hereof, the “Credit Agreement”);

WHEREAS, the US Borrower has requested that the Administrative Agent and the US Lenders amend, so as to clarify, certain terms of the Credit Agreement to, among other things, exclude C&J Energy Services Ltd., a Bermuda exempt company, from the definition of “Subsidiary”;

WHEREAS, the US Lenders, the Canadian Lender and the Administrative Agent are willing to enter into this Amendment No. 2 on the terms and conditions contained herein;

NOW, THEREFORE, the parties hereto agree as follows:

Section 1.01Defined  Terms.Capitalized terms used but not otherwise defined in this Amendment No. 2 shall have the meaning given to such terms in the Credit Agreement.

Section 1.02Amendments.In reliance on the representations, warranties, covenants and agreements contained in this Amendment No. 2, and subject to the satisfaction of the conditions precedent set forth in Section 1.03 hereof, the Credit Agreement is hereby amended as follows effective as of the Amendment No. 2 Effective Date:

(a)Section 1.01  of  the  Credit  Agreement  is  hereby  amended  to  add  thereto,  in alphabetical order, the following definitions which shall read in full as follows:

“Amendment No. 2” shall mean that certain Amendment No. 2 to Credit Agreement dated as of March 23, 2016, among US Borrower, Canadian Borrower, Holdings, Administrative Agent , the US Lenders party thereto and Canadian Lender.

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA

Member  Country  from  time  to  time  which  is  described  in  the  EU  Bail-In Legislation Schedule.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Excluded Company” shall mean C&J Energy Services Ltd., a Bermuda exempt company and its subsidiaries.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

(b)The definitions of “Canadian Defaulting Lender”, “Loan Documents”, “Subsidiary” and “US Defaulting Lender” contained in Section 1.01 of the Credit Agreement are hereby amended and restated to read in full as follows:

“Canadian Defaulting Lender” shall mean the Canadian Lender if it (a) has failed to fund any portion of its Canadian Loans required to be funded by it hereunder within three Banking Days of the date required to be funded by it hereunder, unless it has notified Canadian Borrower in writing of its good faith determination that one or more conditions to its obligation to fund Canadian Loans has not been satisfied, (b) has notified Canadian Borrower in writing that it does not intend to comply with any of its funding obligations under this Agreement or has made a public statement to the effect that it is unable to or does not intend to comply with its funding obligations under this Agreement or generally under other agreements in which it commits to extend credit, (c) has failed, within three Banking Days after written request by Canadian Borrower (based on the reasonable belief that it may not fulfill its funding obligation), to confirm that it will timely and fully comply with the terms of this Agreement relating to its obligations to fund prospective Canadian Loans, or (d) is, or whose parent has become, the subject of (i) any action or proceeding of a type described in Section 12.02(g) (or any comparable proceeding initiated by a regulatory authority having jurisdiction over the Canadian Lender or its parent) or (ii) a Bail-in Action;

provided that Canadian Lender shall not be Canadian Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in the Canadian Lender or any direct or indirect company thereof by a Governmental Authority.

“Loan Documents” shall mean this Agreement, Amendment No. 1, Amendment No. 2 and the US Notes (if any).

“Subsidiary”  shall mean, with respect to any person (the “parent”) at any date, (i) any person the accounts of which would be consolidated with those of the parent in the parent’s consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, (ii) any other corporation, limited liability company, association or other business entity of which securities or other ownership interests representing more than 50% of the voting power of all Capital Stock entitled (without regard to the occurrence of any contingency) to vote in the election of the Board of Directors thereof are, as of such date, owned, controlled or held by the parent and/or one or more subsidiaries of the parent, (iii) any partnership (a) the sole general partner or the managing general partner of which is the parent and/or one or more subsidiaries of the parent or (b) the only general partners of which are the parent and/or one or more subsidiaries of the parent and (iv) any other person that is otherwise Controlled by the parent and/or one or more subsidiaries of the parent. Unless the context requires otherwise, “Subsidiary” refers to a Subsidiary of Holdings. Notwithstanding anything to the contrary contained herein, for all purposes under the Loan Documents, in no event shall the Excluded Company constitute, or be deemed or considered to be a “Subsidiary” of Holdings, US Borrower or Canadian Borrower, or of any subsidiary of any of the foregoing.

“US Defaulting Lender” shall mean any US Lender, as reasonably determined by the Administrative Agent, that (a) has failed to fund any portion of its US Loans or participations in Swingline Loans required to be funded by it hereunder within three Business Days of the date required to be funded by it hereunder, unless such US Lender has notified the Administrative Agent in writing of its good faith determination that one or more conditions to its obligation to fund US Loans or participations in Swingline Loans has not been satisfied, (b) has notified the Administrative Agent, any Swingline Lender, any Lender and/or US Borrower in writing that it does not intend to comply with any of its funding obligations under this Agreement or has made a public statement to the effect that it is unable to or does not intend to comply with its funding obligations under this Agreement or generally under other agreements in which it commits to extend credit (unless such writing or public statement relates to such Lender’s obligation to fund a US Loan hereunder and states that such position is based on such Lender’s good faith determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied),

(c)has failed, within three Business Days after written request by the Administrative Agent (based on the reasonable belief that it may not fulfill its funding obligation), to confirm that it will timely and fully comply with the terms of this Agreement relating to its obligations to fund prospective US Loans and participations in then outstanding Swingline Loans, (d) has otherwise failed to pay over to the Administrative Agent or any other US Lender any amount (other than amounts referenced in clause (a) above) required to be paid by it hereunder within three Business Days of the date when due, unless the subject of a good faith dispute, or (e) is, or whose parent has become, the subject of (i) any action or proceeding of a type described in Section 12.01(d) (or any comparable proceeding initiated by a regulatory authority having jurisdiction over such US Lender or parent of US Lender) or (ii) a Bail-in Action; provided that a US Lender shall not be a US Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in such US Lender or any direct or indirect company thereof by a Governmental Authority.

(c)Section 1.04 to the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

Section 1.04Accounting Terms; GAAP.

Except as otherwise expressly provided herein, all financial statements to be delivered pursuant to this Agreement shall be prepared in accordance with GAAP as in effect from time to time and all terms of an accounting or financial nature shall be construed and interpreted in accordance with GAAP, as in effect on the date hereof unless otherwise agreed to by US Borrower and the US Required Lenders. Notwithstanding anything herein to the contrary, and notwithstanding that GAAP may require different accounting treatment at such time, for the purposes of (a) calculating the ratios tested under Sections 7.02 and 10.06  and   (b) determining   Consolidated   Net   Tangible   Assets,   Holdings’ investment in the Excluded Company shall be accounted for under the equity method of accounting.

(d)A new Section 7.10 is hereby added to the Credit Agreement, such new Section 7.10 to read in its entirety as follows:

Section 7.10Excluded Company.

(a)Holdings will cause the management, business and affairs of each of Holdings and its Subsidiaries to be conducted in such a manner (including, without limitation, by keeping separate books of account, and by not permitting properties of Holdings and its Subsidiaries to be commingled with the properties of the Excluded Company and its subsidiaries) so that Holdings does not cause the Excluded Company and each of its subsidiaries to fail to be treated as a corporate entity separate and distinct from Holdings and its Subsidiaries.

(b)None of Holdings, US Borrower or any Subsidiary will incur, assume, guarantee or be or become liable for repayment of any Indebtedness of the Excluded Company or any of its subsidiaries.

(c)Holdings and US Borrower will vote the Capital Stock issued by the Excluded Company and owned by Holdings or US Borrower so as to try to prevent the Excluded Company and its subsidiaries from (i) holding any Capital Stock in, or any Indebtedness of, Holdings, US Borrower or any Subsidiary or (ii)  furnishing  financial  statements  to  its  and  their  creditors  and  potential creditors that are not separate from the financial statements of Holdings and its Subsidiaries.

(e)A new Section 8.07 is hereby added to the Credit Agreement, such new Section 8.07 to read in its entirety as follows:

Section 8.07Excluded Company.

The  covenants  and  obligations  of  Holdings  and  U.S.  Borrower  contained in Section 7.10 shall apply, mutatis mutandis, to Canadian Borrower.

(f)A new Section 14.18 is hereby added to the Credit Agreement, such new Section 14.18 to read in its entirety as follows:

Section 14.18Acknowledgement  and  Consent  to  Bail-In  of  EEA Financial Institutions.

Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b)the effects of any Bail-in Action on any such liability, including, if applicable:

(i)a reduction in full or in part or cancellation of any such liability;

(ii)a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii)the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.

Section 1.03Conditions Precedent.  This Amendment No. 2 shall become effective upon the satisfaction of the following conditions precedent:

(a)Documents.The Administrative Agent and the Canadian Lender shall have received the following:

(i)counterparts of this Amendment No. 2 duly executed by US Borrower, Canadian Borrower, Holdings, the Canadian Lender and the US Required Lenders; and

(ii)such  other  documents  as  the  Administrative  Agent  may  reasonably request.

(b)Payment of Fees. The US Borrower and Canadian Borrower shall have paid the fees required to be paid to the Administrative Agent, the Canadian Lender and the US Lenders, as applicable, including, to the extent invoiced, reimbursement or payment of all reasonable out-of-pocket expenses (including the legal fees and expense of Vinson & Elkins L.L.P., special counsel to the Administrative Agent) required to be reimbursed or paid by the Loan Parties hereunder or under any other Loan Document.

Section 1.04Representation  and  Warranties.The US Borrower represents and warrants to the Administrative Agent, and the Canadian Borrower represents to the Canadian Lender, that, as of the date hereof (a) all of its representations and warranties set forth in the Loan Documents are true and correct, except that any representation or warranty which by its terms is made as of a specified date shall be true and correct only as of such specified dates, (b) the execution, delivery and performance of this Amendment No. 2 by it are within its corporate power and authority and has been duly authorized by appropriate corporate action, (c) this Amendment No. 2 constitutes the legal, valid and binding obligation of it enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditor generally and general principles of equity, and (d) there are no governmental or other third party consents, licenses and approvals required in connection with the execution, delivery, performance validity and enforceability of this Amendment No. 2.

Section 1.05Reaffirmation  of  Guarantee.Holdings hereby ratifies, confirms, acknowledges and agrees that its obligations under Article XI of the Credit Agreement are and remain in full force and effect and that Holdings continues to guarantee, in accordance with the terms of such Article XI, the prompt payment in full when due (whether at stated maturity, by required prepayment, declaration, demand, by acceleration or otherwise) of the US Guaranteed Obligations and the Canadian Guaranteed Obligations, and its execution and delivery of this Amendment No. 2 does not indicate or establish an approval or consent requirement by Holdings in connection with the execution and delivery of any amendments, consents or modifications of or waivers to, any of the Loan Documents.

Section 1.06Miscellaneous.

(a)This Amendment No. 2 may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Headings, subheadings and captions used herein are for the convenience of the parties only and shall not be used to construe the meaning or intent of any provision hereof.

(b)This Amendment No. 2 shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Amendment No. 2 by email (in .pdf or similar format) or telecopy shall be effective as delivery of a manually executed counterpart of this Amendment No. 2.

(c)Any provision of this Amendment No. 2 held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

(d)This Amendment No. 2 and the transactions contemplated hereby, and all disputes between the parties under or relating to this Amendment No. 2 or the facts or circumstances leading to its execution, whether in contract, tort or otherwise, shall be construed in accordance with and governed by the laws (including statutes of limitation) of the State of New York, without regard to conflicts of law principles that would require the application of the laws of another jurisdiction. Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the non-exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Amendment No. 2.

(e)EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE REQUIREMENTS OF LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT NO. 2.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be duly executed by their respective authorized officers as of the day and year first above written.

NABORS INDUSTRIES, INC.

By:  /s/Popin Su

Name:

Title:

NABORS DRILLING CANADA LIMITED

By:  /s/George McHardy

Name:

Title:

NABORS INDUSTRIES LTD.

By:  /s/Mark D. Andrews

Name:  Mark D. Andrews

Title:  Corporate Secretary

[SIGNATURE PAGE TO AMENDMENT No.2- NABORS INDUSTRIES, INC.]

CITIBANK N.A., as Administrative Agent

By: /s/Peter Kardos

Name: Peter Kardos

Title: Vice President___________________________________

By: /s/Peter Kardo

Name: Peter Kardos

Title: Vice President

HSBC BANK CANADA, as Canadian Lender

By: /s/Stephen Chuang_________________________________

Name: Stephen Chuang

Title: Assistant Vice President Commercial Banking

By: /s/Kam Thind

Name: Kam Thind

Title: Head of International_____________________________

HSBC BANK USA, N.A., as US Lender

By: /s/Michael Bustios

Name: Michael Bustios

Title: Vice President

By: _______________________________________

Name: _______________________________________

Title: _______________________________________

MIZUHO BANK, LTD., as US Lender

By: /s/Leon Mo

Name: Leon Mo

Title: Authorized Lender

MORGAN STANLEY BANK, N.A., as US Lender

By: /s/Patrick Layton

Name: Patrick Layton

Title: Authorized Signatory

PNC BANK, NATIONAL ASSOCIATION, as US Lender

By: /s/Jonathan Luchansky

Name: Jonathan Luchansky

Title: Vice President

BANK OF AMERICA, N.A., as US Lender

By: /s/Michael Clayborne

Name: Michael Clayborne

Title: Director

BANK OF TOKYO-MITSUBISHI UFJ, LTD., as US Lender

By: /s/Stephen W. Warfel

Name: Stephen W. Warfel

Title: Managing Director

WELLS FARGO BANK, N.A., as US Lender

By: /s/Shannon Cunningham

Name: Shannon Cunningham

Title: Vice President

COMPASS BANK, as US Lender

By: /s/Michael Song

Name: Michael Song

Title: Senior Vice President

US BANK NATIONAL ASSOCIATION, as US Lender

By: /s/John Prigge

Name: John Prigge

Title: Vice President___________________

SUMITOMO MITSUI BANKING CORPORATION, as US Lender

By: /s/James D. Weinstein

Name: James D. Weinstein

Title: Managing Director

ARAB BANKING CORPORATION, GRAND CAYMAN BRANCH, as US Lender

By:_______________________________________

Name:_______________________________________

Title:_______________________________________

AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED, as US Lender

By: /s/Robert Grillo

Name: Robert Grillo

Title: Director

RIYAD BANK, HOUSTON AGENCY, as US Lender

By: /s/Michael Meiss

Name: Michael Meiss

Title: /s/General Manager

By: /s/Paul N. Travis

Name: Paul N. Travis

Title: Vice President & Head of Corporate Finance

GOLDMAN SACHS BANK USA, as US Lender

By:_______________________________________

Name:_______________________________________

Title:_______________________________________

DEUTSCHE BANK AG NEW YORK BRANCH, as US Lender

By: /s/Virginia Cosenza

Name: Virginia Cosenza

Title: Vice President

By: /s/Ming K. Chu

Name: Ming K. Chu

Title: Director